                                                                    EXHIBIT 99.1

Contacts:  Herman Chin, Public Relations    Christine Rogers, Investor Relations
           631-962-1163                     631-962-1160
           herman.chin@falconstor.com       christine.rogers@falconstor.com

            FALCONSTOR ANNOUNCES FIRST QUARTER 2004 FINANCIAL RESULTS
                      REVENUES INCREASE 43% FROM PRIOR YEAR

MELVILLE,  N.Y., April 28,  2004--FalconStor  Software,  Inc. (Nasdaq:  FALC), a
leading developer of network storage  infrastructure  software,  today announced its financial results for the first quarter ended March 31, 2004.

For the first  quarter of 2004,  net  revenues  increased  43% to $5.3  million, compared  with $3.7  million  for the same  period a year ago.  Net loss for the quarter was $2.2 million  compared  with $1.7  million for the first  quarter of
2003.  Diluted  net loss per share for the first  quarter  of 2004 was $0.05 per share compared with $0.04 per share for the same period a year ago.

Deferred  revenue  increased  27% from  $2.6  million  at the end of the  fourth quarter 2003 to $3.3 million at the end of the first  quarter 2004.  Cash,  cash equivalents and marketable  securities decreased $1.0 million from $36.7 million as of December 31, 2003 to $35.7 million as of March 31, 2004.

"Our leading edge  technology and our grasp of the market  direction  remain the key drivers for our success," said FalconStor Chairman and CEO ReiJane Huai. "We are well  positioned  to reap the  benefits  of our OEM  relationships.  We will continue  to  leverage  our  innovative,  proven  solutions  and  strategic  OEM partnerships  to expand our  worldwide  presence in the areas of  server/storage consolidation,  data  replication,  disk-based  backup/recovery  and iSCSI-based storage services."

RECENT HIGHLIGHTS:
FalconStor  continues  to win  domestic  and  international  customers,  receive industry recognition of IPStor, and expand its product portfolio.

o    New customers  from the financial,  government,  legal,  and  manufacturing sectors  continue to select  FalconStor's  IPStor(R)solution  to ensure the highest  reliability  and  availability of their  mission-critical  storage infrastructure.  Key  customers  announced  in the first  quarter  include:
     Robeco  USA,  Inc.,  an asset  management  firm  which  selected  IPStor to replicate its business data in New York to a secondary  data center as part of its  business  continuity  strategy;  Park Group plc,  a  financial  and marketing services firm, who implemented an IPStor-powered SAN solution for storage  consolidation and high availability;  Fareham Borough Council, who chose  IPStor for storage  consolidation  and disaster  recovery;  Skadden,
     Arps,  Slate,  Meagher  & Flom  LLP,  which  decided  on  IPStor  for  high availability, and to replicate critical business data from its European and
     Asia-Pacific regional data centers to its secondary data center in New York state;  and Kubota  Corporation,  a leading  company in tractor  engine and construction machinery based in Japan, which elected to implement IPStor to provide advanced replication, high availability, and business continuity at its machine foreign division.

o    FalconStor   continues   to  receive   recognition   by  leading   industry
     publications,  including  being  awarded  a silver  medal  in  TechTarget's
     STORAGE and  SearchStorage.com's  Annual  "Products of the Year" Awards for
     2003 in the category of "Backup & Disaster Recovery  Software," and earning
     COMPUTER  TECHNOLOGY  REVIEW Editor's  Choice of "People and  Organizations
     that Made a Difference in 2003" in the category of "Technology Innovators."

o    FalconStor  is  delivering  affordable,  easy-to-use,  full-featured  iSCSI storage  services to accelerate the acceptance of IP-based  unified network storage infrastructures.  Besides expanding FalconStor's product portfolio, the "iSCSI  Storage  Server for Windows  Storage  Server  2003" will enable
     FalconStor to engage additional  strategic industry and channel partners to broaden the market for IP-based SAN solutions.

o    FalconStor is extending its  technological  lead in the disk-based  virtual tape library market by incorporating advanced host connectivity  (IP/iSCSI,
     IBM iSeries and NDMP) and tape emulation  options.  FalconStor  expects the adoption  of  IPStor/VTL  (Virtual  Tape  Library)  by  strategic  industry partners as well as solution providers to continue on a worldwide basis.

The company will host a conference call on Wednesday,  April 28 at 4:30 PM ET to discuss the results. To participate in the live call, dial 1-800-257-1836 in the
United  States  or  303-262-2211   outside  the  United  States.   To  view  the
synchronized     slide     presentation      during     the     call,     visit:
HTTPS://FALCONSTOR.WEBEX.COM/FALCONSTOR/J.PHP?ED=81444876&UID=16851016>.      To
listen  to a  replay  of the  call  beginning  April  28 at  6:30  PM  ET,  dial
1-800-405-2236  in the United States or 303-590-3000  outside the United States,
Passcode 577151#, or visit www.falconstor.com/investors.asp.

ABOUT IPSTOR
IPStor  software   delivers  an  intelligent   SAN/NAS   infrastructure   across
heterogeneous  environments by providing a comprehensive set of storage services for enterprise applications - simplifying management, ensuring data availability and recoverability, and maximizing performance.

ABOUT FALCONSTOR
FalconStor  Software,  Inc.  (Nasdaq:  FALC) is a leading  developer  of network storage  infrastructure  software solutions designed to optimize the performance and availability of today's complex IT infrastructures. Deployed by a wide range of Fortune 1000 enterprises,  FalconStor's flagship product,  IPStor,  optimizes storage utilization,  accelerates backup and recovery, maximizes I/O performance and ensures business continuity via sophisticated data replication  services. It is available and supported through major OEMs, system  integrators and resellers worldwide.

Founded in 2000,  FalconStor  is  headquartered  in  Melville,  NY, with offices throughout  Europe  and the Asia  Pacific  regions  including  Paris,  Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet),  Storage  Networking  Industry  Association  (SNIA) and Fibre  Channel

Industry  Association (FCIA). For more information visit  www.falconstor.com  or call 1-631-777-5188.

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  the early stage of FalconStor's business; delays in product development; market acceptance of FalconStor's  products and services;  technological change in the storage and networking  industries;  competition in the storage networking  software market;
the ability to achieve  profitability;  intellectual  property issues; and other risk factors  discussed in  FalconStor's  reports on Forms 10-K,  10-Q and other reports filed with the Securities and Exchange Commission.

                                       ###

FalconStor Software and IPStor are registered trademarks of FalconStor Software,
Inc. All other company and product names contained  herein are trademarks of the respective holders.

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                         March 31,     December 31,
                                                         2004          2003
                                                         ------------  -----------
                                                         (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents .........................   $13,117,614   $ 8,486,144
   Marketable securities .............................    22,537,598    28,199,242
   Accounts receivable, net ..........................     6,873,215     7,109,922
   Prepaid expenses and other current assets .........     1,261,963     1,273,125
                                                         -----------   -----------

            Total current assets .....................    43,790,390    45,068,433
                                                         -----------   -----------

Property and equipment, net ..........................     4,077,184     3,861,069
Goodwill .............................................     3,473,326     3,366,642
Other intangible assets, net .........................       368,831       396,940
Other assets .........................................     3,487,749     3,799,949
                                                         -----------   -----------

            Total assets .............................   $55,197,480   $56,493,033
                                                         ===========   ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ..................................   $   774,495   $   562,305
   Accrued expenses ..................................     2,592,876     2,777,391
   Deferred revenue ..................................     2,712,131     2,202,179
                                                         -----------   -----------

            Total current liabilities ................     6,079,502     5,541,875

Deferred revenue .....................................       582,191       395,609
                                                         -----------   -----------

            Total liabilities ........................     6,661,693     5,937,484
                                                         -----------   -----------

Commitments

            Total stockholders' equity ...............    48,535,787    50,555,549
                                                         -----------   -----------

            Total liabilities and stockholders' equity   $55,197,480   $56,493,033
                                                         ===========   ===========

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                        Three Months Ended
                                                             March 31,
                                                     ----------------------------
                                                     2004            2003
                                                     (unaudited)     (unaudited)
                                                     ------------    ------------
Revenues:
Software license revenue .........................   $  3,547,831    $  2,686,818
Maintenance revenue ..............................        821,853         284,211
Software services and other revenue ..............        889,114         707,878
                                                     ------------    ------------
                                                        5,258,798       3,678,907
                                                     ------------    ------------

Operating expenses:
Amortization of purchased and capitalized software        415,048         283,741
Cost of software services and other revenue ......        978,005         592,001
Software development costs .......................      2,161,916       1,612,264
Selling and marketing ............................      3,313,538       2,548,930
General and administrative .......................        810,643         692,320
                                                     ------------    ------------
                                                        7,679,150       5,729,256
                                                     ------------    ------------
           Operating loss ........................     (2,420,352)     (2,050,349)
                                                     ------------    ------------

Interest and other income ........................        202,925         318,311
                                                     ------------    ------------

Loss before income taxes .........................     (2,217,427)     (1,732,038)
                                                     ------------    ------------

Provision for income taxes .......................          4,080           6,815
                                                     ------------    ------------

Net loss .........................................   $ (2,221,507)   $ (1,738,853)
                                                     ============    ============

Basic and diluted net loss per share .............   $      (0.05)   $      (0.04)
                                                     ============    ============
Weighted average basic and diluted shares

outstanding ......................................     46,638,740      45,499,862
                                                     ============    ============